                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 10, 2004

                           Petroleum Helicopters, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Louisiana
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                 (State of Other Jurisdiction of Incorporation)

        0-9827                                           72-0395707
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(Commission File Number)                       (IRS Employer Identification No.)


2001 SE Evangeline Thruway, Lafayette, LA                  70508
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (800) 235-2452
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

         On May 31, 2004, Registrant issued a press release announcing the resignation of its President and Chief Executive Officer, Lance F. Bospflug and the appointment of its Chairman of the Board, Al A. Gonsoulin, to those positions. The press release is filed herewith as exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits

         Exhibit No.            Description
         -----------            -------------------------------------------
         99.1                   Press Release dated May 31, 2004 announcing
                                management change.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Petroleum Helicopters, Inc. (Registrant)


Date: June 10, 2004                   By: /s/ Michael J. McCann
                                          --------------------------------------
                                          Name:  Michael J. McCann
                                          Title: Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -------------------------------------------
99.1                   Press Release dated May 31, 2004 announcing
                       management change.